UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 22, 2017

CONTINENTAL RESOURCES, INC.

(Exact Name of Registrant as Specified in Charter)

Oklahoma

(State or Other Jurisdiction of Incorporation)

1-32886	73-0767549
(Commission File Number)	(IRS Employer Identification No.)

20 N. Broadway Oklahoma City, Oklahoma	73102
(Address of Principal Executive Offices)	(Zip Code)

(405) 234-9000

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On February 22, 2017, Continental Resources, Inc. (the “Company”) issued a press release announcing its fourth quarter and full-year 2016 financial and operating results. A copy of the press release is being furnished as an exhibit to this report on Form 8-K.

Item 7.01	Regulation FD Disclosure

Reference materials in connection with the fourth quarter and full-year 2016 earnings call scheduled for February 23, 2017 at 12:00 p.m. Eastern time (11:00 a.m. Central time), will be available on the Company’s web site at www.CLR.com, prior to the start of the call.

In the February 22, 2017 press release, the Company also announced its planned participation in the following research conferences:

March 2-3, 2017	17th Annual Simmons/Piper Jaffray Energy Conference, Las Vegas, Nevada

March 6-7, 2017	Raymond James 38th Annual Institutional Investor Conference, Orlando, Florida

March 7, 2017	Evercore ISI Energy/Power Summit 2017, Houston, Texas

March 27-28, 2017	Scotia Howard Weil 45th Annual Energy Conference, New Orleans, Louisiana

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.1	Press release dated February 22, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONTINENTAL RESOURCES, INC.
(Registrant)

Dated: February 22, 2017

	By:	/s/ John D. Hart
John D. Hart
Senior Vice President, Chief Financial Officer and Treasurer

Exhibit Index

Exhibit Number	Description

99.1	Press release dated February 22, 2017